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                                SECOND AMENDMENT

              SECOND AMENDMENT (this "Amendment"), dated as of October 1, 1998, among Frontier Insurance Group, Inc. (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and Deutsche Bank AG, New York Branch and/or Cayman Islands Branch, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :

             WHEREAS, the Borrower, the Banks and the Administrative Agent are party to a Credit Agreement, dated as of June 3, 1997 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement" March 29, 1999); and

             WHEREAS, the Borrower has requested that the Banks provide the amendments provided for herein and the Banks have agreed to provide such amendments on the terms and conditions set forth herein;

             NOW, THEREFORE, it is agreed:

               1. Section 7.04 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of Subsection (i) thereof, (b) deleting the period at the end of Subsection (j) thereof and inserting in lieu thereof a semi-colon and the word "and", as follows: "; and", and (c) inserting the following Subsection 7.04(k) immediately after Subsection 7.04(j) as so amended:

              "(k) Indebtedness of Douglass Frontier, LLC of up to $8,500,000 and the guarantee of such Indebtedness by the Borrower."

               2. Subsection 7.05(e) of the Credit Agreement is hereby amended to read in its entirety as follows:

               "(e) the transactions described in each of Section 7.02 and Subsection 7.06(a)(iv) shall be permitted;"

               3. Subsection 7.06(a)(iv) of the Credit Agreement is hereby amended to read in its entirety as follows:

              "(iv) the Borrower may repurchase or otherwise acquire its common stock and/or options or warrants to purchase its common stock, in the public market or otherwise, provided that (x) no Default or Event of Default exists at the time of any such purchase or would result therefrom and (y) the aggregate amount expended by the Borrower pursuant to this clause (iv) at any time,


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when added to the aggregate amount theretofore expended pursuant to this clause
(iv) after the Effective Date, shall not exceed 10% of the Borrower's Consolidated Net Worth as of the last day of the most recently ended fiscal year."

              4. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined below) after giving effect to this Amendment and (ii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects except (a) to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) in the case of Section 5.08(e) of the Credit Agreement, for the matters described in the press releases of the Borrower dated October 6, 1997, February 2, 1998 and February 17, 1998.

              5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

              6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

              7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                    IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of thc date hereof.

                                        FRONTIER INSURANCE GROUP, INC.

                                        By:
                                           -----------------------------------
                                              Title:

                                        DEUTSCHE BANK AG, NEW YORK
                                        BRANCH AND/OR CAYMAN ISLANDS
                                        BRANCH,

                                        Individually and as Administrative Agent

                                        By:
                                           -----------------------------------
                                              Title:


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